UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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the Securities Exchange Act of 1934

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Centrus Energy Corp.

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Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72661-P29929 CENTRUS ENERGY CORP. 6901 ROCKLEDGE DRIVE SUITE 800 BETHESDA, MD 20817 CENTRUS ENERGY CORP. 2025 Annual Meeting Vote by June 19, 2025 11:59 PM ET You invested in CENTRUS ENERGY CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 20, 2025. Get informed before you vote View the Notice and Proxy Statement, Annual Report and Shareholder Letter online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 6, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* June 20, 2025 10:00 AM EDT Virtually at: www.virtualshareholdermeeting.com/LEU2025

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V72662-P29929 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors For Nominees: 01) Mikel H. Williams 02) Kirkland H. Donald 03) Tina W. Jonas 04) William J. Madia 05) Stephanie O’Sullivan 06) Ray A. Rothrock 07) Amir V. Vexler 2. To hold an advisory vote to approve the Company’s executive compensation. For 3. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent auditors for 2025. For NOTE: The proxy may be voted, in the discretion of the proxy holders on any other matters that may properly come before the meeting or any postponement or any adjournment thereof.